HIGHLAND FUNDS II

Highland Energy MLP Fund

(the “Fund”)

Class A	Class C	Class R	Class Y
HEFAX	HEFCX	HEFRX	HEFYX

Supplement dated September 23, 2014 to the Prospectus for the Fund dated February 1, 2014, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Effective immediately, the Annual Fund Operating Expenses table on page 2 of the Prospectus in the section entitled “Summary Section-Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses(2)	10.37%	10.37%	10.37%	10.37%
Total Annual Fund Operating Expenses	11.62%	12.37%	11.87%	11.37%
Expense Reimbursement(3)	10.27%	10.27%	10.27%	10.27%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.35%	2.10%	1.60%	1.10%

(1)	The contingent deferred sales charge (“CDSC”) on Class C Shares is 1.00% for redemption of shares within the first year of purchase. There is no CDSC on Class C Shares thereafter.
(2)	“Other Expenses” reflect the expected class level expenses for the current fiscal year. “Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, may be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. See “Net Asset Value” in the Fund’s prospectus.
(3)	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Effective immediately, the section entitled “Distribution and Shareholder Service Fees” on page 40 of the Prospectus is hereby supplemented with the following:

For Class A Shares, the Fund’s Plan authorizes payments of up to the annual rate of 0.10% of average daily net assets attributable to Class A Shares of the Fund. Currently, the Fund is not authorized by the Board to charge any distribution fees for Class A Shares, although the Board may authorize such payments at any time without shareholder approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUP-9/23/14